Dreyfus Pennsylvania

Municipal Money Market Fund

ANNUAL REPORT September 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value




                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            17   Report of Independent Auditors

                            18   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                           Dreyfus Pennsylvania

                                                    Municipal Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Pennsylvania Municipal Money Market Fund, covering the 12-month period from October 1, 1999 through September 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

Yields on tax-exempt money market instruments rose in general over the past 12 months because of supply-and-demand influences that are unique to the tax-exempt markets. However, yields of tax-exempt money market instruments did not rise as much as their taxable counterparts. Amid signs that its previous rate hikes had begun to slow the economy, the Federal Reserve Board refrained from raising rates further at its meetings in June and August. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above long-term averages, establishing unrealistic expectations for some investors. In our opinion, as the risks of the stock market have become more apparent due to recent volatility, the safety and tax-free income potential of tax-exempt money market funds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our web site at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Pennsylvania Municipal Money Market Fund.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

October 16, 2000




DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Pennsylvania Municipal Money Market Fund perform during the period?

For the 12-month period ended September 30, 2000, the fund produced an annualized tax-exempt yield of 3.26% . Taking into account the effects of compounding, the fund provided an annualized effective yield of 3.31%.(1) A continuing decline in the volume of new short-term securities from Pennsylvania issuers constrained the rise of tax-exempt money market yields relative to their taxable counterparts during the reporting period.

What is the fund's investment approach?

The fund seeks high current federal and Pennsylvania state tax-exempt income while looking to maintain a stable $1.00 share price. We are vigilant in our
efforts    to    preserve    capital.

In pursuing the fund's investment approach, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from Pennsylvania tax-exempt issuers. Second, we actively manage the fund's average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in Pennsylvania's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which would enable us to purchase new securities with then current higher yields. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which will lengthen the fund' s average maturity. If we anticipate limited new-issue supply, we may extend the fund' s average maturity to maintain current yields for as long as
prac    The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

tical.  At other times, we try to maintain an average maturity that reflects our
view   of   short-term   interest-rate   trends   and  future  supply-and-demand
considerations.

What other factors influenced the fund's performance?

The fund was positively influenced over the past year by rising interest rates. When the reporting period began on October 1, 1999, the U.S. economy continued to grow strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates at its November, February, March and May meetings, for a total of 1.25 percentage points. However, tax-exempt yields later declined modestly when the Fed did not change interest rates at subsequent meetings. The Fed held monetary policy steady because of signs that its previous rate hikes were having the desired effect of slowing the economy. Fewer housing starts, moderating growth and little change in the core inflation rate may suggest that the Fed's rate hikes could be at or near an end.

In this environment, we generally maintained a longer average maturity than our peer group. When it appeared likely in the summer that yields might fall, we increased our holdings of fixed-rate commercial paper and reduced our holdings of variable rate demand notes (VRDNs), which feature floating rates that are reset daily or weekly. This change was designed to lock in prevailing yields for as long as practical.

What is the fund's current strategy?

In our view, yields may decline further if the current economic slowdown continues. Accordingly, we have maintained the fund's average maturity at a point that is longer than the average for our peer group. However, it is likely that we will allow the fund's average maturity to decline naturally as holdings mature over the next several months. In our opinion, this strategy should allow us to make more funds available for new investments in the fourth quarter of
2000,    when    we

expect yields to rise temporarily in response to year-end pressures. If yields should rise, we would consider re-extending the fund's average maturity in order to lock in higher rates. Of course, markets, strategy and portfolio composition can change at any time.

October 16, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

September 30, 2000

STATEMENT OF INVESTMENTS


STATEMENT OF INVESTMENTS

                                                                                               Principal

TAX EXEMPT INVESTMENTS--101.6%                                                                Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Allegheny County Hospital Development Authority, HR

  (South Hills Health System) 4.30%, 4/1/2001

   (LOC; PNC Bank of Ohio)                                                                    2,000,000                1,999,025

Allegheny County Industrial Development Authority

  PCR, Refunding, VRDN (Duquesne)

  5.50%, Series A (Insured; AMBAC and LOC;

   The Bank of New York)                                                                      5,000,000  (a)           5,000,000

Berks County, Revenue, Prerefunded

  7.25%, 11/15/2000

   (Escrowed in; U.S. Government Securities)                                                  1,000,000                1,023,433

Bucks County Industrial Development Authority, IDR

  VRDN (Oxford Falls Project)

   4.19% (LOC; Household Finance Corp.)                                                         900,000  (a)             900,000

Butler County Industrial Development Authority

  Industrial Revenue (Concordia Lutheran)

  5%, Series C, 10/1/2001

   (LOC; Asset Guaranty and Fleet Bank)                                                       2,335,000                2,347,656

Chartiers Valley Industrial and Commercial Development

  Authority, Revenues, Refunding, VRDN (Asbury Place)

   5.50%, Series A (LOC; Lasalle National Bank)                                               2,000,000  (a)           2,000,000

Coatesville Authority, Sewer Revenue, Refunding

   3.40%, 10/15/2000 (Insured; FGIC)                                                            195,000                  194,923

Dauphin County General Authority, Revenues, VRDN

  Allied Health Pooled Financing Program

   5.65%, Series B (Insured; FSA and LOC; Credit Suisse)                                      7,000,000  (a)           7,000,000

Delaware County Industrial Development Authority, IDR

  CP (Philadelphia Electric Co.) 4.20%, 12/7/2000

   (Insured; FGIC and Liquidity Facility; FGIC)                                               4,000,000                4,000,000

East Hampfield Industrial Development Authority

  Revenues, VRDN (Menomite Home Project)

   5.60% (LOC; Northern Trust Co.)                                                            3,000,000  (a)           3,000,000

East Stroudsburg Area School District, Refunding

   GO Notes 4%, Series AA, 11/15/2000 (Insured; FGIC)                                         1,180,000                1,179,638

Emmaus General Authority, Revenue, VRDN:

  (East Stroudsburg) 5.65%, Series B-18

      (LOC; Bayerische Landesbank)                                                            1,300,000  (a)           1,300,000

   (Northampton Area School District)

      5.65%, Series D-18 (LOC; Kredietbank)                                                   1,200,000  (a)           1,200,000

Erie County, Prerefunded 6.60%, Series A, 9/1/2001

   (Escrowed in; U.S. Government Securities)                                                  1,000,000                1,020,414

Glendale School District, Refunding, GO Notes

   3.40%, 4/15/2001 (Insured; MBIA)                                                             340,000                  337,010



                                                                                               Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Hermitage Municipal Authority, Sewer Revenue

   Refunding 3.75%, 2/1/2001(Insured; MBIA)                                                     300,000                  299,265

Indiana County Industrial Development Authority, PCR

  VRDN (Conemaugh Project)

   5.65%, Series A (LOC; Union Bank of Switzerland)                                           3,000,000  (a)           3,000,000

Lancaster County, Revenue, VRDN

   5.60% (Insured; FGIC and Liquidity Facility; FGIC)                                         3,000,000  (a)           3,000,000

Lancaster County Hospital Authority, VRDN:

  Health Center Revenue (Quarryville Presbyterian)

      5.75% (LOC; Allfirst Bank)                                                              2,000,000  (a)           2,000,000

   Senior Living Facilities Revenue (Willow Valley Lakes)

      5.60%, Series B (Insured; MBIA and LOC; PNC Bank)                                       2,050,000  (a)           2,050,000

Lehigh County Industrial Development Authority, VRDN:

  Industrial and Commercial Development Revenue

    (Radnor/Lehigh Corp. Project)

      5.625% (LOC; Dresdner Bank)                                                             7,795,000  (a)           7,795,000

   PCR (Allegheny Electricity Cooperative Inc.)

      4.45%, Series A (LOC; Rabobank Nederland)                                                 800,000  (a)             800,000

Montgomery County, Prerefunded

  6%, Series A, 10/15/2000

   (Escrowed in; U.S. Government Securities)                                                  1,500,000                1,501,039

Montgomery County Industrial Development Authority

  Industrial Revenue, VRDN (Laneko Engineering)

   5.55%, Series A (LOC; First Union National Bank)                                           6,605,000  (a)           6,605,000

Northeastern Hospital Authority, HR, CP

  4.30%, Series B, 10/16/2000

   (Insured; MBIA and LOC; PNC Bank)                                                            575,000                  575,000

State of Pennsylvania:

  CP 4.25%, Series A, 11/16/2000

      (LOC; Bayerische Landesbank)                                                            5,900,000                5,900,000

   GO Notes 5%, 11/15/2000 (Insured; AMBAC)                                                   1,000,000                1,001,251

Pennsylvania Higher Education Assistance Agency

  Student Loan Revenue:

      Refunding 6.80%, Series A, 12/1/2000 (Insured; FGIC)                                    4,505,000                4,522,324

      VRDN 5.75%, Series B

         (LOC; Student Loan Marketing Association)                                            2,400,000  (a)           2,400,000

Pennsylvania Higher Educational Facilities Authority

  College and University Revenue:

    (CICU Financing Program--Saint Francis College)

         3.80%, Series B-7, 11/1/2000

         (LOC; Allied Irish Banks)                                                            4,300,000                4,300,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Pennsylvania Higher Educational Facilities Authority

  College and University Revenue (continued):

    (Mount Aloysius College) 3.80%, Series C-3, 11/1/2000

         (LOC; Allied Irish Banks)                                                            1,300,000                1,300,000

      (University of the Arts)

         3.80%, 3/15/2001 (LOC; Asset Guaranty)                                                 275,000                  273,278

Pennsylvania Industrial Development Authority, EDR

  Prerefunded, Pooled Loan Program

  6.80%, Series A, 1/1/2001

   (Escrowed in; U.S. Government Securitites)                                                 1,000,000                1,006,365

Pennsylvania Turnpike Common Oil Franchise, Tax Revenue

   Refunding 3.85%, Series A, 12/1/2000 (Insured; AMBAC)                                      1,000,000                  998,772

Philadelphia, TRAN 5%, Series A, 6/29/2001                                                    2,000,000                2,009,111

Philadelphia Gas Works, Revenue:

  CP 4.30%, Series C, 10/16/2000

      (LOC; Morgan Guaranty Trust Co.)                                                        3,200,000                3,200,000

   Prerefunded 7.70%, Series 13, 6/15/2001

      (Escrowed in; U.S. Government Securities)                                               2,110,000                2,196,638

Robinson Township, Refunding, GO Notes

   5%, 11/1/2000 (Insured; AMBAC)                                                               135,000                  135,082

Union County Higher Educational Facility Financing Authority

  College and University Revenue, Refunding

   (Bucknell University) 5.80%, 4/1/2001 (Insured; MBIA)                                      1,000,000                1,007,510

Venango Industrial Development Authority, RRR, CP

  (Scrubgrass Power Corp. Project)

   4.50%, 10/25/2000 (LOC; National Westminster Bank)                                         4,000,000                4,000,000

York Suburban School District, GO Notes

   3.55%, 2/15/2001 (Insured; FGIC)                                                             200,000                  199,024
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $94,562,339)                                                             101.6%               94,576,758

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.6%)              (1,519,011)

NET ASSETS                                                                                       100.0%               93,057,747


Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

CP                        Commercial Paper

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

HR                        Hospital Revenue

GO                        General Obligation

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

TRAN                      Tax and Revenue Anticipation
                             Notes

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1                      SP1+/SP1, A1+/A1                                 66.1

AAA/AA (b)                       Aaa/Aa (b)                      AAA/AA (b)                                       26.1

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     7.8

                                                                                                                 100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B) NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  94,562,339  94,576,758

Cash                                                                     85,204

Interest receivable                                                     823,802

Prepaid expenses and other assets                                         3,444

                                                                     95,489,208
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            42,089

Payable for investment securities purchased                           2,351,223

Accrued expenses and other liabilities                                   38,149

                                                                      2,431,461
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       93,057,747
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      93,070,855

Accumulated net realized gain (loss) on investments                    (27,527)

Accumulated gross unrealized appreciation of investments                 14,419
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       93,057,747
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     93,070,855

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended September 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,890,140

EXPENSES:

Management fee--Note 2(a)                                              496,121

Shareholder servicing costs--Note 2(b)                                  85,521

Professional fees                                                       37,447

Prospectus and shareholders' reports                                    15,083

Custodian fees                                                          11,202

Registration fees                                                        9,042

Trustees' fees and expenses--Note 2(c)                                   8,006

Miscellaneous                                                            6,066

TOTAL EXPENSES                                                         668,488

INVESTMENT INCOME--NET                                               3,221,652
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                  1,076

Net unrealized appreciation (depreciation) on investments               14,419

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  15,495

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,237,147

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                               ---------------------------------

                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,221,652            2,845,447

Net realized gain (loss) on investments             1,076                 --

Net unrealized appreciation (depreciation)
        on investments                              14,419                 --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,237,147            2,845,447
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (3,221,652)          (2,845,447)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 114,866,459          137,389,922

Dividends reinvested                            3,045,004            2,686,228

Cost of shares redeemed                      (128,167,083)        (163,576,192)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (10,255,620)         (23,500,042)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (10,240,125)         (23,500,042)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           103,297,872          126,797,914

END OF PERIOD                                  93,057,747          103,297,872

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended September 30,
                                                                --------------------------------------------------------------------

                                                                 2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .033           .026           .030           .030          .030

Distributions:

Dividends from investment income--net                           (.033)         (.026)         (.030)         (.030)        (.030)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.32           2.60           3.05           3.03          3.04
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .67            .65            .65            .66           .68

Ratio of net investment income

   to average net assets                                         3.25           2.57           3.01           2.99          3.00

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                         --            --              --             --           .01
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          93,058        103,298        126,798        131,051       151,918

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Pennsylvania Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Pennsylvania state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC" ), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement
date    and    recognized    on    the    accrual    basis.

Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $7,981 during the period ended September 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $28,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2000. If not applied, $2,700 of the carryover expires in fiscal 2003, $17,800 expires in fiscal 2004, $2,500 expires in fiscal 2006 and $5,000 expires in fiscal 2007.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At September 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2000, the fund was charged $34,656 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2000, the fund was charged $31,896 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Pennsylvania Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Pennsylvania Municipal Money Market Fund, including the statement of investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Pennsylvania Municipal Money Market Fund at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


/s/Ernst & Young

New York, New York

November 3, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 2000 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Pennsylvania residents, Pennsylvania personal income taxes)



NOTES

                                                           For More Information

  Dreyfus Pennsylvania Municipal Money

  Market Fund

  200 Park Avenue

  New York, NY 10166

Manager

  The Dreyfus Corporation

  200 Park Avenue

  New York, NY 10166

Custodian

  The Bank of New York

  100 Church Street

  New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

  Dreyfus Transfer, Inc.

  P.O. Box 9671

  Providence, RI 02940

Distributor

  Dreyfus Service Corporation

  200 Park Avenue

  New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   104AR009